UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.         )

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Chevron Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 30, 2012.

Meeting Information
CHEVRON CORPORATION	Meeting Type: Annual
For holders as of: April 4, 2012
Date: May 30, 2012 Time: 8:00 a.m., PDT
Location: Chevron Park Auditorium
6001 Bollinger Canyon Road
San Ramon, CA 94583-2324

You are receiving this communication because you hold shares in the above named company.

ATTN: CORPORATE GOVERNANCE DEPARTMENT 6001 BOLLINGER CANYON ROAD SAN RAMON, CA 94583-2324

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

Notice of the 2012 Annual Meeting, the 2012 Proxy Statement, Form of Proxy and the 2011 Annual Report

How to View Online:

Have the information that is printed in the box marked by the arrow     (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow     (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to the Company or your investment advisor. Please make the request as instructed above on or before May 16, 2012 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Please review the proxy materials for directions to the annual meeting. To be admitted to the meeting, you must have a government-issued photo identification and an admission ticket or proof of ownership of the above named company’s common stock. THIS NOTICE WILL SERVE AS AN ADMISSION TICKET. At the meeting, you will need to request a ballot to vote this shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow     available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
Your Board recommends you vote “FOR” the election
of the following Director Nominees 1a through 1k:

	1a.	L. F. Deily

	1b.	R. E. Denham	Your Board recommends you vote “AGAINST” stockholder proposals 4, 5, 6, 7, 8, 9, 10 and 11:

	1c.	C. Hagel
			4.	Exclusive Forum Provisions
	1d.	E. Hernandez
			5.	Independent Chairman
	1e.	G. L. Kirkland
			6.	Lobbying Disclosure
	1f.	C. W. Moorman
			7.	Country Selection Guidelines
	1g.	K. W. Sharer
			8.	Hydraulic Fracturing
	1h.	J. G. Stumpf
			9.	Accident Risk Oversight
	1i.	R. D. Sugar
			10.	Special Meetings
	1j.	C. Ware
			11.	Independent Director with Environmental Expertise
	1k.	J. S. Watson

Your Board recommends you vote “FOR” Board proposals 2 and 3:

2.	Ratification of Appointment of Independent Registered
Public Accounting Firm

3.	Advisory Vote to Approve Named Executive Officer
Compensation